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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Changepoint Corporation
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             (Exact name of registrant as specified in its charter)

              Ontario                                           98-0221417
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(Province of incorporation or organization)                  (I.R.S. Employer
                                                             Identification No.)

        1595 Sixteenth Avenue, Suite 700, Richmond Hill, Ontario L4B 3N9
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(Address of principal executive offices)                        (Zip Code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the follow ing box.[x]

Securities Act registration statement file number to which this form relates:

                                    333-31918

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Shares, no par value
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                                (Title of Class)


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  The description of the common shares, no par value, of Changepoint Corporation, an Ontario corporation (the "Company"), set forth under the caption "Description of Share Capital" in the Prospectus included in the Company's Registration Statement on Form F-1 (File No. 333-31918), as amended, initially filed by the Company on March 8, 2000, is incorporated herein by reference.


ITEM 2.           EXHIBITS

1.1 Articles of Amalgamation of the Company (filed as Exhibit 3.1 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.2 Articles of Amendment of the Company (filed as Exhibit 3.2 to the Registration Statement on Form F-1 of the Company (File No. 333- 31918) and incorporated herein by reference)

1.3                Second Articles of Amendment of the Company (filed as Exhibit
                   3.4 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.4 Form of Articles of Amalgamation of the Company to be effective immediately prior to consummation of the Registrant's initial public offering (filed as Exhibit 3.5 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.5 By-laws of the Company (filed as Exhibit 3.3 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.6                Amended and Restated Registration Rights Agreement (filed as
                   Exhibit 10.1 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by refer ence)


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1.7                Specimen Share Certificate (filed as Exhibit 4.1 to the
                   Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHANGEPOINT CORPORATION



                                       By:      /s/ JOHN A. ANHANG
                                           -------------------------------
                                           Name: John A. Anhang
                                           Title: Chief Financial Officer and
                                           Vice President, Finance and
                                           Administration, and Secretary




Dated: August 3, 2000


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

1.1 Articles of Amalgamation of the Company (filed as Exhibit 3.1 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.2 Articles of Amendment of the Company (filed as Exhibit 3.2 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.3                Second Articles of Amendment of the Company (filed as Exhibit
                   3.4 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.4 Form of Articles of Amalgamation of the Company to be effective immediately prior to consummation of the Registrant's initial public offering (filed as Exhibit 3.5 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.5 By-laws of the Company (filed as Exhibit 3.3 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)

1.6                Amended and Restated Registration Rights Agreement (filed as
                   Exhibit 10.1 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by refer ence)

1.7 Specimen Share Certificate (filed as Exhibit 4.1 to the Registration Statement on Form F-1 of the Company (File No. 333-31918) and incorporated herein by reference)



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